Cincinnati Bell Inc. Banc of America Securities 35th Annual Investment Conference Brian Ross, Chief Financial Officer September 20, 2005 Exhibit 99.1

"Safe Harbor" Statement Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "anticipates," "plans," "intends," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Key Points Results clearly demonstrate consistent execution and sustainability of performance Wireless is on track for success Subscriber trends indicate that bundling is an effective competitive tactic Free cash flow is strong and stable; yield provides attractive return to shareholder

Strategy Overview De-lever Return value to shareholders Grow Invest wisely to drive growth Defend Generate free cash flow

Free Cash Flow Net Debt Reduce Net Debt Dollars in millions 2000 2001 2002 2003 2004 Net Debt 2904 3240 2928 2262 2112 2000 2001 2002 2003 2004 $2,904 $3,240 $2,928 $2,262 $2,112 2000 2001 2002 2003 2004 Free Cash Flow -743 -311 3 92 167 $(743) $(311) $3 $92 $167 2000 2002 2003 2004 2001 Financial condition stabilized

16% Notes Refinancing

~5.5% debt replaces 16% debt



$millions
~$22 increase in free cash flow due to refinancing
~$47
2006 Cash Interest on 16% Notes
~$25
2006 Cash Interest on Bank Facility
~$22
2006 FCF Improvement

Source: Figures represent company estimates. Actual results will vary with interest rates.

Cincinnati Bell™ 6

Defending the Core Franchise 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Custom Connections Penetration 0.1135 0.1445 0.1641 0.1825 0.2035 0.2275 0.2425 Super Bundle* Penetration *Local and long distance, plus wireless or DSL or both, all on a single bill Bundling leverages our right to win and is key to our success

2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Revenue Per Household 74.3 73.94 73.38 74.33 75.88 77.36 76.99 77.73 78.3 5% Year-over-year growth In-territory measure; includes local, long distance, Internet and wireless revenue. Rounded to nearest dollar. 5% 3% Revenue per Household Bundle-driven penetration increases Revenue per Household

Growth Opportunities Data Center "smart build" investment IPTV initiative

Source: Company reports; SBC and BLS include proportionate shares of Cingular SBC CZN FON BLS VZ CTL AT CBB Operating Margin 0.286 0.317 0.359 0.361 0.365 0.377 0.434 0.585 2004 Consolidated EBITDA/Net PP&E Return on Network Capital By far the best EBITDA per $ of Net PP&E

Source: Company reports SBC VZ BLS AT CBB Operating Margin 0.109 0.127 0.237 0.362 0.369 2Q05 LEC Operating Margin LEC Operating Margin Far better than RBOCs and higher than subsidized Alltel

Source: Company reports. Includes local, DSL and long distance revenue for all companies. SBC VZ AT BLS CBB Wireline Revenue per Access Line 4Q03 184 186 202 207 219 2Q05 Wireline Revenue Per Access Line Revenue per Access Line No. 1 ranking among diversified telcos

Source: Company reports. VZ AT BLS SBC CBB DSL Penetration 0.082 0.108 0.111 0.117 0.158 2Q05 DSL Penetration DSL Penetration No. 1 ranking among public telcos

Source: Company market research, May 2005. T-Mob Cing S VZ CBB Wireless Market Share 0.09 0.11 0.15 0.29 0.33 Cincinnati Wireless Market Share Wireless Market Share Market share leader in Cincinnati

Source: Company reports. Consumer and business penetration figures are in-territory measures. BLS Q VZ SBC CTL FON CBB LD Penetration of total access lines 0.305 0.307 0.354 0.446 0.494 0.56 0.59 2Q05 Total Long Distance Penetration Total Long Distance Penetration 79% Consumer 50% Business

Source: Company reports, 2Q05 Diverse Revenue Base Consumer revenue is less than half of total revenue Consumer Business and Carrier 1Q05 0.4557 0.54 Total = $315.4 million

Source: Company reports, 2Q05 Diverse Revenue Base Consumer Local revenue is less than a third of total revenue Consumer Local All Other 1Q05 0.2683 0.7317 Total = $315.4 million

Local Segment Operating Area ILEC and CLEC operations 947,000 access lines: 97% in-territory 3% out-of-territory Robust mix of consumer and business lines: 68% consumer 32% business

Local Segment Revenue Stability Consumer and business stable - carrier growing Company data, Local segment. 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Consumer 85.455 85.921 86.891 85.474 85.894 84.639 Business 71.575 70.198 68.76 70.49 68.64 69.095 Carrier 31.846 32.156 32.275 32.627 33.498 33.331 $ mil

Total Lines to Customers Company data Stability over time (000s) 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 In-Territory 969.3 959.9 952.1 939.8 929.2 914.5 Out-of-Territory 11.6 19.5 26.4 30.3 30.7 32.1 DSL 110.4 117.4 122.8 130.8 140.6 144.6

Wireless Postpaid Churn 1999 2000 2001 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Postpaid Churn 0.0143 0.0142 0.0156 0.0173 0.0181 0.0184 0.0195 0.0368 0.0278 0.0264 0.0221 Low historical churn Recovered from churn increase in 2004 Best wireless network in Cincinnati and Dayton Source: Company data and drive test by independent third party

Network Migration TDMA GSM 1Q04 441.2 44.8 TDMA GSM 1Q05 178.1 291.1 1Q04 2Q05 GSM subs GSM subs TDMA subs TDMA subs Migration will be complete by end of 2006 Company data

Unmatchable Local Value Independent drive test proves - Cincinnati Bell has the best network in Cincinnati and Dayton Have launched "New Rules" plans that offer unlimited calling to Cincinnati Bell landline and wireless phone numbers Expect positive postpaid net activations in 3Q05

2Q05 Financial Highlights 2Q04 2Q05 Revenue 297 315.4 2Q04 2Q05 EBITDA 125.8 128.8 2Q04 2Q05 Free Cash Flow 37 41.8 Revenue $297 $315 EBITDA $125 $129* Free Cash Flow $37 $42 Solid Second-Quarter Performance Revenue up 6 percent EBITDA up 2* percent Free Cash Flow up 14 percent *Adjusted for $5 million increase in non-cash post-retirement medical expenses

AT BLS VZ SBC CBB FCF Yield 0.045 0.078 0.086 0.092 0.1433 2005 cash flow estimates from Deutsche Bank 8.24.05; closing prices 9.14.05 CBB yield = 2005 FCF guidance (~$155 million)/market capitalization Strong Free Cash Flow Yield Comparably high yield supported by strong and sustainable free cash flow

Key Points Results clearly demonstrate consistent execution and sustainability of performance Wireless is on track for success Subscriber trends indicate that bundling is an effective competitive tactic Free cash flow is strong and stable; yield provides attractive return to shareholder

Non-GAAP Financial Measures This presentation contains information about net debt, free cash flow and earnings before interest, taxes, depreciation and amortization (EBITDA). These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of net debt, free cash flow and EBITDA to comparable GAAP financial measures are available in the Investor Relations section of www.cincinnatibell.com. EBITDA provides a useful measure of operational performance. The company defines EBITDA as GAAP Operating Income plus depreciation, amortization, restructuring charges, asset impairments and other special items. EBITDA should not be considered as an alternative to comparable GAAP measures of profitability. Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as SFAS 95 cash provided by (used in) operating, financing and investing activities, less changes in issuance and repayment of long-term debt and credit facilities in financing activities and less proceeds from the sale of discontinued operations and assets in investing activities. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

Non-GAAP Reconciliation

Non-GAAP Reconciliation